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                                                             EXHIBIT 10.3(1)(b)




                        RESTATED MASTER TRUST AGREEMENT

                                    BETWEEN

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                             A. H. BELO CORPORATION

                                      AND

                       FIDELITY MANAGEMENT TRUST COMPANY

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                         A. H. BELO CORPORATION DEFINED

                               CONTRIBUTION TRUST








                    RESTATED AND DATED AS OF MARCH 13, 1998

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                               TABLE OF CONTENTS
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
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SECTION                                                                                   PAGE
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
 1   TRUST...................................................................................2

 2   EXCLUSIVE BENEFIT AND REVERSION OF SPONSOR CONTRIBUTIONS................................2

 3   DISBURSEMENTS...........................................................................3
     (a) Directions from Administrator
     (b) Limitations

4   INVESTMENT OF TRUST......................................................................4
     (a) Selection of Investment Options
     (b) Available Investment Options
     (c) Participant Direction
     (d) Mutual Funds
     (e) Sponsor Stock
     (f) Participant Loans
     (g) Guaranteed Investment Contracts
     (h) Reliance of Trustee on Directions
     (i) Trustee Powers

 5   RECORDKEEPING AND ADMINISTRATIVE SERVICES TO BE PERFORMED...............................9
     (a) General
     (b) Accounts
     (c) Inspection and Audit
     (d) Effect of Plan Amendment
     (e) Returns, Reports and Information

 6   COMPENSATION AND EXPENSES...............................................................10

 7   DIRECTIONS AND INDEMNIFICATION..........................................................10
     (a) Identity of Administrator and Named Fiduciary
     (b) Directions from Administrator
     (c) Directions from Named Fiduciary
     (d) Co-Fiduciary Liability
     (e) Indemnification
     (f) Survival



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                               TABLE OF CONTENTS
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                                  (CONTINUED)


SECTION                                                                                   PAGE
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
 8   RESIGNATION OR REMOVAL OF TRUSTEE.......................................................11
     (a) Resignation
     (b) Removal

 9   SUCCESSOR TRUSTEE.......................................................................12
     (a) Appointment
     (b) Acceptance
     (c) Corporate Action

10   TERMINATION.............................................................................12

11   RESIGNATION, REMOVAL, AND TERMINATION NOTICES...........................................12

12   DURATION................................................................................13

13   AMENDMENT OR MODIFICATION...............................................................13

14   GENERAL.................................................................................13
      (a) Performance by Trustee, its Agents or Affiliates
      (b) Entire Agreement
      (c) Waiver
      (d) Successors and Assigns
      (e) Partial Invalidity
      (f) Section Headings
      (g) Delegation by Employer

15   GOVERNING LAW...........................................................................14
      (a) Massachusetts Law Controls
      (b) Trust Agreement Controls

SCHEDULES

         A.   Administrative Services
         B.   Fee Schedule
         C.   Investment Options
         D.   Administrator's Authorization Letter
         E.   Named Fiduciary's Authorization Letter
         F.   IRS Determination Letter or Opinion of Counsel
         G.   Existing GICs
         H.   Stock Operating Procedures Agreement
         I.    Operational Guidelines for Non-Fidelity Mutual Funds
         J.    Operating Procedures for the Managed Income Fund
         K.   Telephone Exchange Guidelines


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         TRUST AGREEMENT, restated and dated as of the thirteenth day of March,
1998, between A. H. BELO CORPORATION, a Delaware corporation, having an office at Communications Center, Houston and Young Streets, Dallas, Texas 75265 (the
"Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109
(the "Trustee").

                                  WITNESSETH:

         WHEREAS, the Sponsor or a wholly owned subsidiary of the Sponsor is the sponsor of the A.H. Belo Corporation Employee Savings and Investment Plan, the Journal Broadcasting 401(k) Plan, the Journal-Guild 401(k) Plan, the
Journal Qualified Compensation Deferral Plan, the Copley/Colony, Inc.
Retirement Plan and the Colony Communications, Inc. Retirement Plan
(collectively and individually, the "Plan"); and

         WHEREAS, the Sponsor wishes to establish three trusts: one, for which State Street Bank and Trust Company serves as trustee, to hold assets attributable to Sponsor loans extended to fund participant payouts due under a Confederated Life guaranteed investment contract previously held by the Journal
Qualified Compensation Deferral Plan; a second, for which U.S. Trust serves as trustee, to hold its Sponsor Stock assets of the Plan; and the third, for which the Trustee serves as trustee, a trust to hold and invest the remaining plan assets under the Plan for the exclusive benefit of participants in the Plan and their beneficiaries; and

         WHEREAS, the Sponsor now desires, and hereby directs the Trustee, in accordance with Section 7(c), to liquidate all participant balances held in the Fidelity Overseas Fund on March 31, 1998 and to invest the proceeds in the Templeton Foreign Fund I. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written directions of the Sponsor; and

         WHEREAS, the Administrative Committee (the "Named Fiduciary") is the named fiduciary of the Plan (within the meaning of section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")); and






         WHEREAS, the Trustee is willing to hold and invest the aforesaid Plan assets in trust among several investment options selected by the Named Fiduciary; and

         WHEREAS, the Trustee shall maintain a separate account reflecting the equitable share of each Plan in the Trust and in all investments, receipts, disbursements and other transactions hereunder, and shall report the value if such equitable share at such times as may be mutually agreed upon by the Trustee and the Sponsor. Such equitable share shall be used solely for the payments of benefits, expenses and other charges properly allocable to each such Plan and shall not be used for the payment of benefits, expenses or other charges properly allocable to any other Plan; and

         WHEREAS, the Sponsor wishes to have the Trustee perform certain ministerial recordkeeping and administrative functions under the Plan; and

         WHEREAS, Administrative Committee (the "Administrator") is the administrator of the Plan (within the meaning of section 3(16)(A) of ERISA); and

         WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

SECTION 1. TRUST. The Sponsor hereby establishes the A. H. Belo Defined Contribution Trust (the "Trust"), with the Trustee. The Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee under the Plan, and such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

SECTION 2.  EXCLUSIVE BENEFIT AND REVERSION OF SPONSOR CONTRIBUTIONS.

         (a) Except as provided in paragraphs (b), (c) and (d) of this Section, or under applicable law, no part of the Trust may be used for, or diverted to, purposes other than the exclusive benefit of the participants in the Plan or their beneficiaries or the reasonable expenses of Plan administration.



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         (b) In the case of contributions made by the Sponsor prior to the receipt of an initial favorable determination letter from the Internal Revenue Service with respect to the Plan, the Sponsor may direct the Trustee to return to the Sponsor those contributions and all earning thereon within one year after the Internal Revenue Service refuses in writing to issue such a letter.

         (c) In the case of any portion of a contribution made by the Sponsor by a mistake of fact, the Sponsor may direct the Trustee to return to the Sponsor that portion of the contribution within one year after the payment of that portion of the contribution.

         (d) In the case of any portion of a contribution made by the Sponsor and disallowed by the Internal Revenue Service as a deduction under Section 404 of the Internal Revenue Code of 1986, as amended, the Sponsor may direct the Trustee to return to the Sponsor that portion of the contribution within one year after the Internal Revenue Service disallows the deduction in writing.

         (e) Earnings attributable to the contributions returnable under paragraph (c) or (d) shall not be returned to the Sponsor, and any realized loss in asset value attributable to those contributions shall reduce the amount returned.

SECTION 3.  DISBURSEMENTS.

         (a) Directions from Administrator. The Trustee shall make disbursements in the amounts and in the manner that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain any direction's compliance with the terms of the Plan or of any applicable law or the direction's effect for tax purposes or otherwise; nor shall the Trustee have any responsibility to see to the application of any disbursement.

         (b) Participant Withdrawal Requests. The Sponsor hereby directs that, pursuant to the Plan, a participant withdrawal request (in-service or full withdrawal) may be made by the participant by telephone, or in such other manner as may be agreed to from time to time by the Sponsor and Trustee, and the Trustee shall process such request only after the identity of the participant is verified by use of a personal identification number ("PIN") and social security number. The Trustee shall process such withdrawal in accordance with written guidelines provided by the Sponsor and documented in the Plan Administrative Manual.

         (c) Limitations. The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall make


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cash disbursements in accordance with the applicable source and fund withdrawal hierarchy as documented in the Plan Administrative Manual, unless the Administrator has provided a written direction to the contrary.

SECTION 4.  INVESTMENT OF TRUST.

         (a) Selection of Investment Options. The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

         (b) Available Investment Options. The Named Fiduciary shall direct the Trustee as to the investment options in which the Trust shall be invested during the period beginning on the date of the initial transfer of assets to the Trust and ending on the date of the completion of the reconciliation of participant records ("recordkeeping reconciliation period"), and the investment options which Plan participants may invest following the reconciliation period, subject to the following limitations. The Named Fiduciary may determine to offer as investment options only: (i) securities issued by the investment companies advised by Fidelity Management & Research Company and certain securities issued by investment companies not advised by Fidelity Management & Research Company (collectively, "Mutual Funds"), (ii) notes evidencing loans to Plan participants in accordance with the terms of the Plan, (iii) equity securities issued by the Sponsor or an affiliate which are publicly-traded and which are "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA ("Sponsor Stock"), (iv) guaranteed investment contracts chosen by the Trustee, (v) guaranteed investment contracts heretofore entered into by the Sponsor or predecessor trustee and specifically identified on Schedule "G" attached hereto ("Existing GICs"), and (vii) collective investment funds maintained by the Trustee for qualified plans.

         The Named Fiduciary hereby directs the Trustee to continue to hold such Existing GICs until contract maturity or until the Named Fiduciary directs otherwise, it being expressly understood that such direction is given in accordance with Section 403(a) of ERISA. The Trustee shall be considered a fiduciary with investment discretion only with respect to Plan assets (including the proceeds from any existing GICs) that are invested in guaranteed investment contracts chosen by the Trustee or in collective investment funds maintained by the Trustee for qualified plans.

         The investment options initially selected by the Named Fiduciary are identified on Schedules "A" and "C" attached hereto. The Named Fiduciary may add additional investment options with the consent of the Trustee and upon mutual amendment of this Trust Agreement and the Schedules thereto to reflect such additions.


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

         (c) Participant Direction. As authorized under the Plan, each Plan participant shall direct the Trustee in which investment option(s) to invest the assets in the participant's individual accounts. Such directions may be made by Plan participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent, in accordance with written Telephone Exchange Guidelines attached hereto as Schedule "K". In the event that the Trustee fails to receive a proper direction, the assets shall be invested in the investment option set forth for such purpose on Schedule "C", until the Trustee receives a proper direction.

         (d) Mutual Funds. The Named Fiduciary hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Named Fiduciary as a Plan investment option or short-term investment fund. All transactions involving Mutual Funds not advised by Fidelity Management & Research Company ("Non-Fidelity Mutual Funds") shall be done in accordance with the Operational Guidelines attached hereto as Schedule "I". Trust investments in Mutual Funds shall be subject to the following limitations:

                  (i) Execution of Purchases and Sales. Purchases and sales of Mutual Funds (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator in good order all information, documentation and wire transfer of funds (if applicable) necessary to accurately effect such transactions. Exchanges of Mutual Funds shall be made in accordance with the Telephone Exchange Guidelines attached hereto as Schedule "K".

                  (ii) Voting. At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Plan participant who has shares of the Mutual Fund credited to the participant's accounts, together with a voting direction form for return to the Trustee or its designee. The participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the participant. The Trustee shall not vote shares for which it has received no directions from the participant.

         During the recordkeeping reconciliation period, the Named Fiduciary shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust. Following the recordkeeping reconciliation period the Named Fiduciary shall continue to have the right to direct the Trustee as to the manner in which the Trustee is to vote the Mutual Funds shares held short-term liquidity reserve for a unitized investment option.



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

         With respect to all rights other than the right to vote, the Trustee shall follow the directions of the participant and if no such directions are received, the directions of the Named Fiduciary. The Trustee shall have no further duty to solicit directions from participants or the Named Fiduciary.

         (e) Sponsor Stock in which Fidelity Management Trust Company is not the trustee. Transactions involving Sponsor Stock shall be executed in accordance with the Operating Procedures set forth on Schedule "H" and attached hereto.

         (f) Participant Loans. The Administrator shall act as the Trustee's agent for participant loan notes and as such shall (i) separately account for repayments of such loans and clearly identify such assets as Plan assets and
(ii) collect and remit all principal and interest payments to the Trustee. To originate a participant loan, the Plan participant shall direct the Trustee as to the term and amount of the loan to be made from the participant's individual account. Such directions shall be made by Plan participants by use of the telephone exchange system maintained for such purpose by the Trustee or its agent. The Trustee shall determine, based on the current value of the participant's account on the date of the request and any guidelines provided by the Sponsor, the amount available for the loan. Based on the interest rate supplied by the Sponsor in accordance with the terms of the Plan, the Trustee shall advise the participant of such interest rate, as well as the installment payment amounts. The Trustee shall distribute the Participant loan agreement and truth-in-lending disclosure with the proceeds check to the participant. To facilitate recordkeeping, the Trustee may destroy the original of any promissory note made in connection with a loan to a participant under the Plan, provided that the Trustee first creates a duplicate by a photographic or optical scanning or other process yielding a reasonable facsimile of the promissory note and the Plan participant's signature thereon, which duplicate may be reduced or enlarged in size from the actual size of the original promissory note.

         (g) Guaranteed Investment Contracts. Trust investments in guaranteed investment contracts ("GICs") shall be subject to the following limitations:

                  (i) Collective Investment Funds. To the extent that the Named Fiduciary selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Sponsor hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.



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

                  (ii) Managed Income Fund. The Managed Income Fund shall consist of existing GICs defined in Schedule "G" and the Managed Income Portfolio. All transactions involving the Managed Income Fund shall be done in accordance with the Operating Procedures attached hereto as Schedule "J".

                  (iii) In order to provide the necessary monies for exchanges or redemptions from the GIC investment option, if any, under the Plan, the Sponsor agrees that the Plan shall maintain a liquidity reserve allocated to the Plan GIC investment option in Fidelity Institutional Cash Portfolios: Money Market Portfolio: Class I or such other Mutual Fund or commingled money market pool as agreed to by the Sponsor and the Trustee.

         (h)      Reliance of Trustee on Directions.

                  (i) The Trustee shall not be liable for any loss, or by reason of any breach, which arises from any participant's exercise or non-exercise of rights under this Section 4 over the assets in the participant's accounts.

                  (ii) The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the Named Fiduciary's exercise or non-exercise of rights under this Section 4, unless it was clear on their face that the actions to be taken under the Named Fiduciary's directions were prohibited by the fiduciary duty rules of section 404(a) of ERISA or were contrary to the terms of the Plan or this Agreement.

         (i) Trustee Powers. The Trustee shall have the following powers and authority:

                  (i) Subject to paragraphs (b) and (c) of this Section 4, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

                  (ii) Subject to paragraphs (b) and (c) of this Section 4, to invest in guaranteed investment contracts and short term investments (including interest bearing accounts with the Trustee or money market mutual funds advised by affiliates of the Trustee) and in collective investment funds maintained by the Trustee for qualified plans, in which case the provisions of each collective investment


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

fund in which the Trust is invested shall be deemed adopted by the Sponsor and the provisions thereof incorporated as a part of this Trust as long as the fund remains exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended.

                  (iii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

                  (iv) To keep that portion of the Trust in cash or cash balances as the Named Fiduciary or Administrator may, from time to time, deem to be in the best interest of the Trust.

                  (v) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

                  (vi) To borrow funds from a bank not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion; provided that the cost of such borrowing shall be allocated in a reasonable fashion to the investment fund(s) in need of liquidity.

                  (vii) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

                  (viii) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

                  (ix) To invest all of any part of the assets of the Trust in any collective investment trust or group trust which then provides for the pooling of the assets of plans described in Section 401(a) and exempt from tax under Section 501(a) of the Internal Revenue Code ("Code"), or any comparable provisions of any future legislation that amends, supplements, or supersedes those sections, provided that such collective investment trust or group trust is exempt from tax under the Code or regulations or rulings issued by the Internal Revue Service: the provisions of the document governing such collective



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

investment trusts or group trusts, as it may be amended from time to time, shall govern any investment therein and are hereby made a part of this Trust Agreement.

                  (x) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

SECTION 5.  RECORDKEEPING AND ADMINISTRATIVE SERVICES TO BE PERFORMED.

         (a) General. The Trustee shall perform those recordkeeping and administrative functions described in Schedule "A" attached hereto. These recordkeeping and administrative functions shall be performed within the framework of the Administrator's written directions regarding the Plan's provisions, guidelines and interpretations.

         (b) Accounts. The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust as of the last day of each fiscal quarter of the Plan and, if not on the last day of a fiscal quarter, the date on which the Trustee resigns or is removed as provided in
Section 8 of this Agreement or is terminated as provided in Section 10 (the "Reporting Date"). Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under ERISA, upon the expiration of six (6) months from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six (6) month period file with the Trustee written objections.

         (c) Inspection and Audit. All records generated by the Trustee in accordance with paragraphs (a) and (b) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of this Agreement, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator, a statement of each participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense.

         (d) Effect of Plan Amendment. A confirmation of the current qualified status of the Plan is attached hereto as Schedule "F". The Trustee's provision of the recordkeeping and administrative services set forth in this Section 5 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, with, if requested, an IRS determination letter or an opinion of counsel substantially in the form of Schedule "F" covering such amendment, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.

         (e) Returns, Reports and Information. The Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law. The Trustee shall provide the Administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to Participants required by law, except such disclosure as may be required under federal or state truth-in-lending laws with regard to Participant loans, which shall be provided by the Trustee.

SECTION 6. COMPENSATION AND EXPENSES. Within thirty (30) days of receipt of the Trustee's bill, which shall be computed and billed in accordance with Schedule "B" attached hereto and made a part hereof, as amended from time to time, the Sponsor shall send to the Trustee a payment in such amount or the Sponsor may direct the Trustee to deduct such amount from participants' accounts. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Plan participants' accounts.

SECTION 7.  DIRECTIONS AND INDEMNIFICATION.

         (a) Identity of Administrator and Named Fiduciary. The Trustee shall be fully protected in relying on the fact that the Named Fiduciary and the Administrator under the Plan are the individuals or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

         (b) Directions from Administrator. Whenever the Administrator provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the



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

Trustee by the Administrator in the form attached hereto as Schedule "D", and
(ii) if the Trustee reasonably believes the signature of the individual to be genuine, unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of
Section 404(a) of ERISA or would be contrary to the terms of this Agreement. For purposes of this Section, such direction may also be made via electronic data transfer (EDT) in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator.

         (c) Directions from Named Fiduciary. Whenever the Named Fiduciary or Sponsor provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Named Fiduciary in the form attached hereto as Schedule "E" and (ii) if the Trustee reasonably believes the signature of the individual to be genuine, unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of Section 404(a) of ERISA or would be contrary to the terms of this Agreement. Such direction may also be made via electronic EDT in accordance with procedures agreed to by the Named Fiduciary and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Named Fiduciary.

         (d) Co-Fiduciary Liability. In any other case, the Trustee shall not be liable for any loss, or by reason of any breach, arising from any act or omission of another fiduciary under the Plan except as provided in section 405(a) of ERISA.

         (e) Indemnification. The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., arising solely from the Trustee's negligence, bad faith or willful misconduct.

         (f) Survival. The provisions of this Section 7 shall survive the termination of this Agreement.




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

SECTION 8.  RESIGNATION OR REMOVAL OF TRUSTEE.

         (a) Resignation. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

         (b) Removal. The Sponsor may remove the Trustee at any time upon sixty
(60) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.

SECTION 9.  SUCCESSOR TRUSTEE.

         (a) Appointment. If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

         (b) Acceptance. When the successor trustee accepts its appointment under this Agreement, the predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

         (c) Corporate Action. Any successor of the Trustee or successor trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under this Agreement.

SECTION 10. TERMINATION. This Agreement may be terminated at any time by the Sponsor upon sixty (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

SECTION 11. RESIGNATION, REMOVAL, AND TERMINATION NOTICES. All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor c/o Assistant General Counsel, Communications Center, Houston and Young Streets, Dallas, Texas 75265, and to the Trustee
c/o John M. Kimpel, Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109, or to such other addresses as the parties have notified each other of in the foregoing manner.

SECTION 12. DURATION. This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

SECTION 13. AMENDMENT OR MODIFICATION. This Agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee. Notwithstanding the foregoing, to reflect increased operating costs the Trustee may once each calendar year amend Schedule "B" without the Sponsor's consent upon seventy-five (75) days written notice to the Sponsor.

SECTION 14.  GENERAL.

         (a) Performance by Trustee, its Agents or Affiliates. The Sponsor acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, including Fidelity Investments Institutional Operations Company, Inc. or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

         (b) Entire Agreement. This Agreement together with the schedules attached hereto, which are hereby incorporated herein, contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

         (c) Waiver. No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

         (d) Successors and Assigns. The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

         (e) Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f) Section Headings. The headings of the various sections and subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

         (g) Delegation by Employer. By authorizing the assets of any Plan as to which it is an Employer to be deposited in the Trust, each Employer, other than the Sponsor, hereby irrevocably delegates and grants to the Sponsor full and exclusive power and authority to exercise all of the powers conferred upon the Sponsor and each Employer by the terms of this Agreement, and to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to this Agreement, including the sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and irrevocably appoints the Sponsor as its agent for all purposes under this Agreement. The Trustee shall have no obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that the Trustee shall deal solely with the Sponsor.

SECTION 15.  GOVERNING LAW.

         (a) Massachusetts Law Controls. This Agreement is being made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect, and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under Section 514 of ERISA.

         (b) Trust Agreement Controls. The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                        A. H. BELO CORPORATION

Attest:  Mike McCarthy                  By:      /s/Jeff Lamb
         -----------------------                 ------------------------------
         Secretary
                                        Name:    Jeff Lamb
                                                 ------------------------------
                                        Title:   Vice President/Administration
                                                 ------------------------------
                                        Date:    March 13, 1998
                                                 ------------------------------

                                        FIDELITY MANAGEMENT TRUST
                                        COMPANY

Attest:                                 By:      /s/Cheryl Gladstone
         -----------------------                 ------------------------------
         Assistant Clerk
                                        Name:    Cheryl Gladstone
                                                 ------------------------------
                                        Title:   Vice President
                                                 ------------------------------
                                        Date:    March 13, 1998
                                                 ------------------------------

                                  SCHEDULE "A"

                            ADMINISTRATIVE SERVICES

Administration

* Establishment and maintenance of Participant account and election percentages.

* Maintenance of the following plan investment options for the A.H. Belo Corporation Employee Savings and Investment Plan:

         o     Fidelity Retirement Government Money Market
         o     Fidelity Puritan Fund
         o     Fidelity Magellan Fund
         o     Fidelity Growth & Income Portfolio
         o     A.H. Belo Series A Common Stock Fund
         o     Fidelity Intermediate Bond Fund
         o     Fidelity Overseas Fund (no longer an option effective 4/1/98)
         o     A.H. Belo Series B Common Stock Fund
         o     Spartan U.S. Equity Index Fund
         o     PBHG Growth Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund I
         o     Managed Income Fund

* Maintenance of the following plan investment options for the Journal-Guild 401(k) Plan:

         o     Fidelity Puritan Fund
         o     Spartan U.S. Equity Index Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund
         o     Managed Income Fund

* Maintenance of the following plan investment options for the Copley/Colony, Inc. Retirement Plan:

         o     Fidelity Puritan Fund
         o     Spartan U.S. Equity Index Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund
         o     Managed Income Fund

* Maintenance of the following plan investment options for the Colony Communications, Inc. Retirement Plan:

         o     Fidelity Puritan Fund
         o     Spartan U.S. Equity Index Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund
         o     Managed Income Fund

* Maintenance of the following money classifications for the A.H. Belo Corporation Employee Savings and Investment Plan:

         o     After Tax Contributions
         o     Company Match
         o     Rollover
         o     Employee  Pre-Tax
         o     IRA Contribution - QVEC
         o     Prior Company
         o     Profit Sharing
         o     Unmatched Comp. Deferral

* Maintenance of the following money classifications for the Journal-Guild 401(k) Plan:

         o     Matched Compensation Deferral
         o     Unmatched Compensation Deferral
         o     After-Tax Contributions
         o     Matching Company
         o     Rollover
         o     Company Basic Contribution

* Maintenance of the following money classifications for the Copley/Colony, Inc. Retirement Plan (frozen):

         o     Pre-tax Contributions
         o     Employer Match
         o     Rollover
         o     Employer Base

* Maintenance of the following money classifications for the Colony Communications, Inc. Retirement Plan (frozen):

         o     Pre-tax Contributions
         o     Employer Match
         o     Rollover
         o     Employer Base

*    Processing of mutual fund trades.

     The Trustee will provide only the recordkeeping and administrative services set forth on this Schedule "A" and no others.

A)     PROVIDE PARTICIPANT TELEPHONE SERVICES

         1.Fidelity registered representatives are available from 8:30 a.m. -
           12:00 midnight ET to provide toll free telephone service for participant inquiries and transactions. Additionally, participants have 24 hour account balance inquiry access utilizing our automated voice response system.

         2.For security purposes, all calls are recorded. In addition, several levels of security are available including the verification of a Personal Identification Number (PIN) and/or any other indicative data resident on the system.

         3.Through our telephone services, Fidelity provides the following services:

           o   Provide mutual fund investment information.
           o   Maintain plan and GIC specific provisions.
           o Process exchanges (transfers) between Fidelity's mutual funds on a daily basis.
           o   Perform exchanges between Mutual Funds and/or GICs.
           o Maintain and process changes to participants' contribution allocations for all money sources.
           o Allow participants to change their deferral and after-tax percentages and provide updates via EDT for customer to apply to its payrolls accordingly.
           o Consult with participants in various loan scenarios and generate all documentation.
           o   Process all participant loan and withdrawal requests via
           o Fidelity's toll-free telephone service according to plan provisions on a daily basis.
           o Enroll new participants via telephone; provide confirmation of enrollment within five (5) days of the request.
           o In-service withdrawals via telephone due to certain circumstances previously approved by the Sponsor.
           o Hardship withdrawals via telephone as directed and approved by Sponsor.


B)     PLAN ACCOUNTING

        1. Process payroll contributions according to your payroll frequency via electronic data transfer (EDT). The data format will be provided by Fidelity.

        2. Provide plan and participant level accounting for all money classifications for each Plan.

        3. Audit and reconcile the plan and participant accounts daily.

        4. Provide daily plan and participant level accounting for all investment options.

        5. Reconcile and process participant withdrawal requests as approved and directed by the Sponsor. All requests are paid based on the current market values of participants' accounts, not advanced or estimated values. A distribution report will accompany each check.

        6. Track individual participant loans; process loan withdrawals; re-invest loan repayments; and prepare and deliver comprehensive reports to plan sponsor to assist in the administration of participant loans.

        7. Fidelity's Guaranteed Investments Daily Equity System (GUIDE) is an automatic GIC daily portfolio accounting system. GUIDE provides the Sponsor with daily valuation of their plan assets whether individually managed or in our Managed Income Portfolio.

        8. Maintain and process changes to participants' prospective and existing investment mix elections via Fidelity's toll-free telephone service.


C)     PARTICIPANT REPORTING

        1. Mail confirmation to participants of all transactions initiated via Fidelity Telephone Services within three (3) calendar days of the transaction.

        2. Prepare and mail via first class to each plan participant a quarterly detailed participant statement reflecting all activity for the period. Statements will be mailed no later than twenty (20) calendar days after each quarter end.

        3. Mail required 402(f) notification for distributions from the plan. This notice advises participants of tax consequences of their plan distribution.


D)   PLAN REPORTING

        1. Prepare, reconcile and deliver a monthly Trial Balance Report presenting all money classes and investments. This report is based on the market value as of the last business day of the month. The report will be delivered not later than twenty (20) days after the end of each month in the absence of unusual circumstances.

        2. Prepare, reconcile and deliver a Quarterly Administrative Report presenting both on a participant and a total plan basis all money classes, investment positions and a summary of all activity of the participant and plan as of the last business day of the quarter. The report will be delivered not later than twenty (20) days after the end of each quarter in the absence of unusual circumstances.


E)    GOVERNMENT REPORTING

         Process year-end tax reports for participants - 1099R, as well as financial reporting to assist in the preparation of Form 5500.


F)    COMMUNICATION SERVICES

         Employee communications describing available investment options, including multimedia informational materials and group presentations.

G)    OTHER

        Performance of non-discrimination limitation testing upon request. In order to obtain this service, the client shall be required to provide the information identified in the Fidelity Discrimination Testing Package Guidelines.



A.H. BELO CORPORATION                                    FIDELITY MANAGEMENT TRUST
BENEFITS ADMINISTRATIVE                                  COMPANY
COMMITTEE

By: /s/Jeff Lamb              March 13, 1998             By:  /s/Cheryl Gladstone       March 13, 1998
   -----------------------------------------                  ----------------------------------------
                                   Date                       Vice President                 Date


                                  SCHEDULE "B"

                                  FEE SCHEDULE



Annual Participant Fee:                  $5.00 per participant*, billed and payable
                                         quarterly.  The Copley/Colony, Inc. Retirement Plan
                                         and the Colony Communications Retirement Plan will
                                         each be subject to a $1,500 annual minimum for this
                                         fee.

Enrollments by Phone:                    $5.00 per non-active employee residing on
                                         Fidelity's participant recordkeeping system.

Loan Fee:                                Establishment fee of $35.00 per loan account;
                                         annual fee of $15.00 per loan account.

Non-Fidelity Mutual Funds:               .35% annual administration fee on Non-Fidelity
                                         Mutual Fund assets which are equity/balanced funds
                                         in the Templeton and PBHG fund families (to be paid
                                         by the Non-Fidelity Mutual Fund vendor).

Stock Administration Fee:                $6,500 per year.

Return of Excess Contribution Fee:       $25.00 per participant, one-time charge per
                                         calculation and check generation.

Plan Sponsor WebStation:                 First two User IDs provided free of charge.  Each
                                         additional User ID, $500 per year.

* This fee will be imposed pro rata for each calendar quarter, or any part thereof, that it remains necessary to keep a participant's account(s) as part of the Plan's records, e.g., vested, deferred, forfeiture, top-heavy and terminated participants who must remain on file through calendar year-end for 1099-R reporting purposes.

GIC FEES

     Existing GIC Recordkeeping Fee            .05% on all existing GIC assets.

     Expenses associated with the custody of assets underlying synthetic investment contracts will be borne by the portfolio.

OTHER FEES

     Separate charges for optional non-discrimination testing, extraordinary expenses resulting from large numbers of simultaneous manual transactions or from errors not caused by Fidelity, or for reports not contemplated in this Agreement. The Administrator may withdraw reasonable administrative fees from the Trust by written direction to the Trustee.


Note: These fees have been negotiated and accepted based on the following: current plan assets of $249 million, current participation of 7,180 participants, $127 million in Fidelity actively managed mutual funds, $28 million in Fidelity non-actively managed mutual funds, $39 million in stable value investment options, $46 million in Sponsor Stock, $8 million in non-Fidelity Mutual Funds and projected cash flows of $16.5 million per year. Fees will be subject to revision if these plan characteristics change significantly by either falling below or exceeding current projected levels.



A.H. BELO CORPORATION                                         FIDELITY MANAGEMENT TRUST
                                                              COMPANY
By:  /s/Jeff Lamb        March 13, 1998                       By:  /s/Cheryl Gladstone        March 13, 1998
     ----------------------------------                            -----------------------------------------
                                   Date                            Vice President                  Date


                                  SCHEDULE "C"

                               INVESTMENT OPTIONS


         In accordance with Section 4(b), the Named Fiduciary hereby directs the Trustee that participants' individual accounts may be invested in the following investment options:

* Maintenance of the following plan investment options for the A.H. Belo Corporation Employee Savings and Investment Plan:

         o     Fidelity Retirement Government Money Market
         o     Fidelity Puritan Fund
         o     Fidelity Magellan Fund
         o     Fidelity Growth & Income Portfolio
         o     A.H. Belo Series A Common Stock Fund
         o     Fidelity Intermediate Bond Fund
         o     Fidelity Overseas Fund (no longer an option effective 4/1/98)
         o     A.H. Belo Series B Common Stock Fund
         o     Spartan U.S. Equity Index Fund
         o     PBHG Growth Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund I
         o     Managed Income Fund

 * Maintenance of the following plan investment options for the Journal-Guild 401(k) Plan:

         o     Fidelity Puritan Fund
         o     Spartan U.S. Equity Index Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund
         o     Managed Income Fund

* Maintenance of the following plan investment options for the Copley/Colony, Inc. Retirement Plan:

         o     Fidelity Puritan Fund
         o     Spartan U.S. Equity Index Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund
         o     Managed Income Fund

* Maintenance of the following plan investment options for the Colony Communications, Inc. Retirement Plan:

         o     Fidelity Puritan Fund
         o     Spartan U.S. Equity Index Fund
         o     Fidelity Dividend Growth Fund
         o     Templeton Foreign Fund
         o     Managed Income Fund

         The investment option referred to in Section 4(c) and Section 4(e)(v)
(B)(5)shall be the Spartan U.S. Equity Index Fund.


A. H. BELO CORPORATION
BENEFITS ADMINISTRATIVE COMMITTEE

By:  /s/Jeff Lamb            March 13, 1998          By:  /s/Joe Daume              March 13, 1998
     --------------------------------------               ----------------------------------------
                                 Date                                                  Date



By:  /s/Kerri McSween        March 13, 1998          By:  /s/Dunia Shive            March 13, 1998
     --------------------------------------              -----------------------------------------
                                 Date                                                  Date



By:  /s/Michael D. Perry      March 13, 1998         By:  /s/Vicky Teherani         March 13, 1998
     ---------------------------------------              ----------------------------------------
                                 Date                                                  Date


By:  /s/Lee Salzberger       March 13, 1998          By:  /s/Brenda Maddox          March 13, 1998
     --------------------------------------               ----------------------------------------
                                 Date                                                  Date



By:  /s/Jeff Lamb            March 13, 1998          By:  /s/Joe Daume              March 13, 1998
    ---------------------------------------              -----------------------------------------
                                 Date                                                  Date



By:  /s/Marian Spitzberg     March 13, 1998          By:  /s/Mark Ryan              March 13, 1998
     --------------------------------------          ---------------------------------------------
                                 Date                                                  Date



By:  /s/Ellen Wilson         March 13, 1998          By:  /s/Lisa Kovacs            March 13, 1998
    ---------------------------------------               ----------------------------------------
                                 Date                                                  Date





                                  SCHEDULE "D"

                          [ADMINISTRATOR'S LETTERHEAD]
                                                                         [DATE]

Ms. Carolyn Redden
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street- MM3H
Boston, Massachusetts  02109

                                 [NAME OF PLAN]

              *** NOTE: This schedule should contain names and signatures for ALL individuals who will be providing directions to Fidelity representatives in connection with the Plan.

              Fidelity representatives will be unable to accept directions from any individual whose name does not appear on this schedule. ***

Dear Ms. Redden:

         This letter is sent to you in accordance with Section 7(b) of the Trust Agreement, dated as of [date], between [name of Plan Sponsor] and Fidelity Management Trust Company. [I or We] hereby designate [name of individual], [name of individual], and [name of individual], as the individuals who may provide directions upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

         You may rely upon each designation and certification set forth in this letter until [I or we] deliver to you written notice of the termination of authority of a designated individual.

                                    Very truly yours,

                                    [ADMINISTRATOR]


                                    By


[signature of designated individual]
------------------------------------
[name of designated individual]


[signature of designated individual]
------------------------------------
[name of designated individual]


[signature of designated individual]
------------------------------------
[name of designated individual]

                                  SCHEDULE "E"

                         [NAMED FIDUCIARY'S LETTERHEAD]
                                                                         [DATE]

Ms. Carolyn Redden
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street - MM3H
Boston, Massachusetts  02109

                                 [NAME OF PLAN]

Dear Ms. Redden:

         This letter is sent to you in accordance with Section 7(c) of the Trust Agreement, dated as of [date], between [name of Plan Sponsor] and Fidelity Management Trust Company. [I or We] hereby designate [name of individual], [name of individual], and [name of individual], as the individuals who may provide directions upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

         You may rely upon each designation and certification set forth in this letter until [I or we] deliver to you written notice of the termination of authority of a designated individual.

                                    Very truly yours,

                                    [NAMED FIDUCIARY]


                                    By


[signature of designated individual]
------------------------------------
[name of designated individual]


[signature of designated individual]
------------------------------------
[name of designated individual]


[signature of designated individual]
------------------------------------
[name of designated individual]

                                  SCHEDULE "F"
                             [LAW FIRM LETTERHEAD]

** NOTE: MAY SUBSTITUTE THE PLAN'S IRS DETERMINATION LETTER IF THE LETTER IS NO MORE THAT TWO YEARS OLD.


Ms. Carolyn Redden
Fidelity Investments Institutional Operations Company, Inc.
82 Devonshire Street - MM3H
Boston, MA  02109
                                 [NAME OF PLAN]
Dear Ms. Redden

         In accordance with your request, this letter sets forth our opinion with respect to the qualified status under section 401(a) of the Internal Revenue Code of 1986 (including amendments made by the Employee Retirement Income Security Act of 1974) (the "Code"), of the [name of plan], as amended to the date of this letter (the "Plan").

         The material facts regarding the Plan as we understand them are as follows. The most recent favorable determination letter as to the Plan's qualified status under section 401(a) of the Code was issued by the [location of Key District] District Director of the Internal Revenue Service and was dated [date] (copy enclosed). The version of the Plan submitted by [name of company] (the "Company") for the District Director's review in connection with this determination letter did not contain amendments made effective as of [date]. These amendments, among other matters, [brief description of amendments]. [Subsequent amendments were made on [date] to amend the provisions dealing with [brief description of amendments].]

         The Company has informed us that it intends to submit the Plan to the [location of Key District] District Director of the Internal Revenue Service and to request from him a favorable determination letter as to the Plan's qualified status under section 401(a) of the Code. The Company may have to make some modifications to the Plan at the request of the Internal Revenue Service in order to obtain this favorable determination letter, but we do not expect any of these modifications to be material. The Company has informed us that it will make these modifications.

         Based on the foregoing statements of the Company and our review of the provisions of the Plan, it is our opinion that the Internal Revenue Service will issue a favorable determination letter as to the qualified status of the Plan, as modified at the request of the Internal Revenue Service, under section 401(a) of the Code, subject to the customary condition that continued qualification of the Plan, as modified, will depend on its effect in operation.

         [Furthermore, in that the assets are in part invested in common stock issued by the Company or an affiliate, it is our opinion that the Plan is an "eligible individual account plan" (as defined under Section 407(d)(3) of ERISA) and that the shares of common stock of the Company held and to be purchased under the Plan are "qualifying employer securities" (as defined under Section 407(d)(5) of ERISA). Finally, it is our opinion that interests in the Plan are not required to be registered under the Securities Act of 1933, as amended, or, if such registration is required, that such interests are effectively registered under said Act.]

                                    Sincerely,
                                    [name of law firm]

                                    By      [signature]
                                      -----------------------------
                                            [name of partner]

                                  SCHEDULE "G"

                                 EXISTING GICS

        In accordance with Section 4(e), the Named Fiduciary hereby directs the Trustee to continue to hold the following Existing GICs until such time as the Named Fiduciary directs otherwise:

                --  Principal Financial                      #4-06074-01
                --  Principal Financial                      #4-06074-02
                --  John Hancock                             GAC 7466
                --  John Hancock                             GAC 7912
                --  John Hancock                             GAC 8563


A. H. BELO CORPORATION
BENEFITS ADMINISTRATIVE COMMITTEE


By:  /s/Jeff Lamb        March 13, 1998
   ------------------------------------
                             Date

                                  SCHEDULE "I"

              OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS

    PRICING

    By 7:00 p.m. Eastern Time ("ET") each Business Day, the Non-Fidelity Mutual Fund Vendor (Fund Vendor) will input the following information ("Price Information") into the Fidelity Participant Recordkeeping System ("FPRS") via the remote access price screen that Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), an affiliate of the Trustee, has provided to the Fund Vendor: (1) the net asset value for each Fund at the Close of Trading, (2) the change in each Fund's net asset value from the Close of Trading on the prior Business Day, and (3) in the case of an income fund or funds, the daily accrual for interest rate factor ("mil rate"). FIIOC must receive Price Information each Business Day (a "Business Day" is any day the New York Stock Exchange is open). If on any Business Day the Fund Vendor does not provide such Price Information to FIIOC, FIIOC shall pend all associated transaction activity in the Fidelity Participant Recordkeeping System ("FPRS") until the relevant Price Information is made available by Fund Vendor.

    TRADE ACTIVITY AND WIRE TRANSFERS

    By 7:00 a.m. ET each Business Day following Trade Date ("Trade Date plus One"), FIIOC will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each of the Funds up to 4:00 p.m. ET on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the 7:00 a.m. ET facsimile transmission represents estimated trade activity, FIIOC shall provide a final facsimile to the Fund Vendor by no later than 9:00 a.m. ET. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

    The Fund Vendor shall send via regular mail to FIIOC transaction confirms for all daily activity in each of the Funds. The Fund Vendor shall also send via regular mail to FIIOC, by no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FIIOC agrees to notify the Fund Vendor of any balance discrepancies within twenty
    (20) Business Days of receipt of the monthly statement.

    For purposes of wire transfers, FIIOC shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

    PROSPECTUS DELIVERY

    FIIOC shall be responsible for the timely delivery of Fund prospectuses and periodic Fund reports ("Required Materials") to Plan participants, and shall retain the services of a third-party vendor to handle such mailings. The Fund Vendor shall be responsible for all materials and production costs, and hereby agrees to provide the Required Materials to the third-party vendor selected by FIIOC. The Fund Vendor shall bear the costs of mailing annual Fund reports to Plan participants. FIIOC shall bear the costs of mailing prospectuses to Plan participants.

    PROXIES

    The Fund Vendor shall be responsible for all costs associated with the production of proxy materials. FIIOC shall retain the services of a third-party vendor to handle proxy solicitation mailings and vote tabulation. Expenses associated with such services shall be billed directly to the Fund Vendor by the third-party vendor.

    PARTICIPANT COMMUNICATIONS

    The Fund Vendor shall provide internally-prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written participant communication materials. FIIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with plan participants and in quarterly participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FIIOC is not responsible for the accuracy of such third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

    COMPENSATION

    FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.

                                  SCHEDULE "J"

                OPERATING PROCEDURES FOR THE MANAGED INCOME FUND


I.       DESCRIPTION OF INVESTMENT OPTION

         The Managed Income Fund (the "Fund") will be comprised of units in the Fidelity Institutional Cash Portfolios: Money Market Portfolio: Class I ("STIF"), units in the Fidelity Group Trust for Employee Benefits Plan Managed Income Portfolio ("MIP") and the existing Guaranteed Investment Contracts ("GICs") outlined in Schedule "G" of the Trust Agreement between the Trustee and the Sponsor.

II.      INVESTMENT OPTION TRANSACTIONS

         All transactions for the Fund will be coordinated by the Trustee based on the procedures outlined in this document.

III.     VALUATION

         The Trustee will value the Fund, at a net asset value of $1 per share, on a daily basis and produce a blended mil rate to reflect the net income earned by the Fund.

IV.      MONEY MOVEMENT

         All money transfers to and from the Fund will be made through the STIF portion of the Fund.

V.       CASH MANAGEMENT

         The Sponsor will maintain 3% of the Fund in STIF. The Trustee will monitor the cashflows and the balance of the STIF. If the STIF balance exceeds 3%, the Trustee will transfer the excess to the MIP. If the STIF balance falls below 3%, the Trustee will request money from the GIC carriers and/or the MIP on a LIFO Prorata basis to replenish the balance to 3%.


VI.      INVESTMENT CONTRACT MATURITIES AND PAYMENTS

         The proceeds from a maturing investment contract will be transferred to the STIF portion of the Fund for subsequent reinvestment in the MIP. The Trustee will provide wiring instructions to the investment contract issuer.

VII.     RECONCILIATION

         The Fidelity Participant Recordkeeping System (FPRS) will be reconciled to the Managed Income Portfolio Accounting System (GUIDE) on a daily and monthly basis. The investment contracts positions on GUIDE will be reconciled to the issuer balances on a monthly basis.

VIII.    FEE COLLECTION FOR ACCOUNTING SERVICES

         The Trustee will accrue its fee for Accounting services on a daily basis, and will deduct the fee monthly from the earnings of the Fund.

IX.      CHANGES TO THE SCHEDULE

         This Schedule may be amended or modified by a written instrument executed by both the Trustee and the Sponsor.

X.       DISCONTINUANCE OF ACCOUNTING SERVICES

         The Trustee will discontinue accounting services for the Managed Income Fund once all the GICs have matured.


A.H. BELO CORPORATION                       FIDELITY MANAGEMENT TRUST
BENEFITS ADMINISTRATIVE                     COMPANY
COMMITTEE
By: /s/Jeff Lamb  March 13, 1998            By: /s/Cheryl Gladstone            March 13, 1998
    ----------------------------                ---------------------------------------------
                      Date                                                          Date



                                  SCHEDULE "K"

                         TELEPHONE EXCHANGE GUIDELINES

The following telephone exchange guidelines are currently employed by Fidelity Institutional Retirement Services Company (FIRSCO).

Telephone exchange hours are 8:30 a.m. (ET) to 12:00 midnight (ET) on each Business Day. A "Business Day" is any day on which the New York Stock Exchange is open.

FIRSCO reserves the right to change these telephone exchange guidelines at its discretion.

                                  MUTUAL FUNDS

EXCHANGES BETWEEN MUTUAL FUNDS

Participants may call on any Business Day to exchange between the mutual funds. If the request is received before 4:00 p.m. (ET), it will receive that day's trade date. Calls received after 4:00 p.m. (ET) will be processed on a next Business Day basis.


                                 SPONSOR STOCK

 I.      EXCHANGES FROM MUTUAL FUNDS INTO SPONSOR STOCK

         Sponsor Stock exchanges are processed on a monthly cycle. Participants who wish to exchange out of a mutual fund into Sponsor Stock may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous Business Day if the 15th is not a Business Day).

         Mutual fund shares are sold on the 15th of the month (or the previous Business Day if the 15th is not a Business Day) and the Sponsor Stock is purchased within two (2) Business Days after the date on which the mutual fund shares are sold.

II.      EXCHANGES FROM SPONSOR STOCK INTO MUTUAL FUNDS

         Participants who wish to exchange out of Sponsor Stock into mutual funds may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous Business Day if the 15th is not a Business Day).

         The Sponsor Stock is sold on the 16th (or the next Business Day if the 16th is not a Business Day) and the subsequent purchase into mutual funds will take place three (3) Business Days later. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity.

                              MANAGED INCOME FUND

I.       EXCHANGES BETWEEN MUTUAL FUNDS AND MANAGED INCOME FUND

         Participants who wish to exchange between a mutual fund and the Managed Income Fund may call on any Business Day. If the request is received before 4:00 p.m. (ET), it will receive that day's trade date. Calls received after 4:00 p.m. (EST) will be processed on a next Business Day basis.

II.      EXCHANGES FROM MANAGED INCOME FUND INTO SPONSOR STOCK

         Participants who wish to exchange out of the Managed Income Fund into Sponsor Stock may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous Business Day if the 15th is not a Business Day).

         Managed Income Fund shares are sold on the 15th of the month (or the previous Business Day if the 15th is not a Business Day) and the Sponsor Stock is purchased within two (2) Business Days after the date on which the Managed Income Fund shares are sold.

III.     EXCHANGES FROM SPONSOR STOCK INTO MANAGED INCOME FUND

         Participants who wish to exchange out of Sponsor Stock into Managed Income Funds may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous Business Day if the 15th is not a Business Day).

         The Sponsor Stock is sold on the 16th (or the next Business Day if the 16th is not a Business Day) and the subsequent purchase into Managed Income Funds will take place three (3) Business Days later. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity.

IV.      EXCHANGE RESTRICTIONS

         Participants will not be permitted to make direct transfers from the Managed Income Fund into a competing fund. Participants who wish to exchange from the Managed Income Fund into a competing fund, must first exchange into a non-competing fund for a period of 90 days.


A.H. BELO CORPORATION
BENEFITS ADMINISTRATIVE COMMITTEE

By:  /s/Jeff Lamb          March 13, 1998
   --------------------------------------
                                Date